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Exhibit 23.2


                                AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                              216 SIXTEENTH STREET
                                    SUITE 600
                             DENVER, COLORADO 80202






           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 Amendment #1 of Universal Detection Technology of our report dated March 9, 2007 relating to the consolidated financial statements of Universal Detection Technology.




                                                 AJ. ROBBINS, P.C.
                                                 CERTIFIED PUBLIC ACCOUNTANTS







                                                 DENVER, COLORADO
                                                 MAY 22, 2008